Reconciliation of Numerator and Denominator of Basic Earnings per Share ("EPS") with that of Diluted EPS (Detail) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	3 Months Ended
	Mar. 31, 2020	Mar. 31, 2019
Numerator:
Net income (loss) attributable to Textainer Group Holdings Limited common shareholders	$ (4,379)	$ 17,050
Weighted average shares outstanding (in thousands):
Weighted average common shares outstanding - basic	56,455	57,475
Dilutive share options and restricted share units		112
Weighted average common shares outstanding - diluted	56,455	57,587
Net (loss) income attributable to Textainer Group Holdings Limited common shareholders per common share
Basic	$ (0.08)	$ 0.30
Diluted	$ (0.08)	$ 0.30
Share options and restricted share units excluded from the computation of diluted EPS because they were anti-dilutive	2,147	1,603